Current and long-term debt - Unsecured Senior Notes Due 2030 (Details) - Unsecured Senior Notes Due 2030	Jun. 30, 2025 USD ($) shares	Jan. 31, 2025 USD ($)
Disclosure of detailed information about borrowings [line items]
Borrowings, interest rate		7.50%
Borrowings, Financial Covenants, Net Debt To Capitalization Ratio, Maximum | shares	0.70
Borrowings, Financial Covenants, Consolidated Tangible Net Worth, Minimum	$ 1,000,000,000
Borrowings, Financial Covenant, Liquidity Requirement, Per Each Owned Ship	500,000
Borrowings, Financial Covenant, Liquidity Requirement, Per Each Chartered-In Ship	250,000
Borrowings, Financial Covenants, Liquidity Requirement After Distributions, Amount	100,000,000.0
Aggregate principal amount notes issued		$ 200,000,000
Borrowings, Financial Covenants, Liquidity Requirement, Amount	$ 25,000,000